UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     MARCH 15, 2007
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-81808                                         22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                      07470
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000






















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
ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of March 15, 2007, Building Materials Corporation of America ("BMCA"), BMCA Acquisition Inc. ("Parent"), and BMCA Acquisition Sub Inc. ("Purchaser") entered into a Junior Lien Term Loan Agreement, which amended and restated in its entirety the Bridge Loan Agreement dated as of February 22, 2007, with the lenders named therein, as lenders; Deutsche Bank AG New York Branch, as collateral agent and administrative agent; Deutsche Bank Securities, Inc., Bear Stearns & Co. Inc., and J.P. Morgan Securities, Inc. as joint lead arrangers and joint book managers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and J.P. Morgan Securities, Inc., as documentation agent, and Bear Stearns & Co. Inc., as syndication agent (the credit facility created thereby hereinafter referred to as the "Junior Lien Term Facility"). The amended and restated material terms of the Junior Lien Term Facility are set forth below.

The Junior Lien Term Facility will terminate on September 15, 2014 unless earlier terminated due to default. All amounts owing under the Junior Lien Term Facility will be secured by (i) a second priority perfected security interest in substantially all of the assets and properties of BMCA and its domestic subsidiaries other than the Revolving Facility Collateral, as defined below, and
(ii) a third priority perfected security interest in the receivables, inventory, platinum and rhodium, deposit accounts and other current assets of BMCA and its domestic subsidiaries and all proceeds thereof (the "Revolving Facility Collateral"). No property or assets of ElkCorp or any of its subsidiaries will be collateral for the Junior Lien Term Facility prior to the consummation of the merger of Purchaser into ElkCorp. Loans under the Junior Lien Term Facility will bear interest at a variable rate based either upon the Base Rate or Eurodollar Rate, as defined in the Junior Lien Term Facility, at the borrower's option, plus a specified margin in each case. These interest rates will be recalculated periodically based on changes in the Base Rate and Eurodollar Rate, if applicable. The Junior Lien Term Facility provides for optional and mandatory prepayments of borrowings outstanding under the Junior Lien Term Facility, subject to certain conditions.

Under the terms of the Junior Lien Term Facility, the borrowers are subject to a leverage ratio financial covenant, as defined, which will need to be complied with starting as of the end of BMCA's second fiscal quarter in 2008, and the borrowers are no longer subject to an interest coverage ratio financial covenant under the terms of the Junior Lien Term Facility. The borrowers are also required to comply with other customary covenants, including with respect to mandatory prepayment of loans, and restrictive covenants, including with respect to incurring additional indebtedness or guarantees, creating liens or other encumbrances, making capital expenditures, making restricted payments, including dividends and distributions to BMCA's parent corporations and making certain investments.

In addition, in the event of a change of control, as defined in the Junior Lien Term Facility, the Junior Lien Term Facility could be terminated and the loans thereunder accelerated by the holders of that indebtedness.


ITEM 8.01.   OTHER EVENTS.

On March 13, 2007, BMCA, Parent and Purchaser, as borrowers, entered into Amendment No. 1 to the Revolving Credit Agreement dated as of February 22, 2007, which Amendment was effective as of March 12, 2007, with the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent (the "Revolving Facility Amendment"). No material amendments were made pursuant to the Revolving Facility Amendment, which is set forth as an exhibit to this Form 8-K.


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
On March 15, 2007, BMCA, Parent and Purchaser, as borrowers, entered into Amendment No. 1 to the Term Loan Agreement dated as of February 22, 2007, which Amendment was effective as of March 15, 2007, with the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent (the "Term Facility Amendment"). No material amendments were made pursuant to the Term Facility Amendment, which is set forth as an exhibit to this Form 8-K.
























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
ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

10.1 Junior Lien Term Loan Agreement, (amending and restating in its entirety the Bridge Loan Agreement dated as of February 22, 2007) dated as of March 15, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the lenders named therein, as lenders; Deutsche Bank AG New York Branch, as collateral agent and administrative agent; Deutsche Bank Securities, Inc., Bear Stearns & Co. Inc., and J.P. Morgan Securities, Inc. as joint lead arrangers and joint book managers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and J.P. Morgan Securities, Inc., as documentation agent, and Bear Stearns & Co. Inc., as syndication agents.

10.2 Amendment No. 1 to the Revolving Credit Agreement, dated as of March 12, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.

10.3 Amendment No. 1 to the Term Loan Agreement, dated as of March 15, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.





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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: March 21, 2007             By: /s/ John F. Rebele
                                      ----------------------------------------
                                      Name: John F. Rebele
                                      Title: Senior Vice President,
                                             Chief Financial Officer, and
                                             Chief Administrative Officer




























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
                                  EXHIBIT INDEX

           Exhibit Number       Description
           --------------       -----------

                10.1 Junior Lien Term Loan Agreement, (amending and restating in its entirety the Bridge Loan Agreement dated as of February 22, 2007) dated as of March 15, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the lenders named therein, as lenders; Deutsche Bank AG New York Branch, as collateral agent and administrative agent; Deutsche Bank Securities, Inc., Bear Stearns & Co. Inc., and J.P. Morgan Securities, Inc. as joint lead arrangers and joint book managers; and Deutsche Bank AG Cayman Islands Branch, Bear Stearns Corporate Lending Inc. and J.P. Morgan Securities, Inc., as documentation agent, and Bear Stearns & Co. Inc., as syndication agents.

                10.2 Amendment No. 1 to the Revolving Credit Agreement, dated as of March 12, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders, initial issuing bank and swing line bank named therein, as initial lenders, initial issuing bank and swing line bank; Deutsche Bank AG New York Branch, as collateral monitoring agent and administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.

                10.3 Amendment No. 1 to the Term Loan Agreement, dated as of March 15, 2007, among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc., as borrowers; the initial lenders named therein, as initial lenders; Deutsche Bank AG New York Branch, as administrative agent; Deutsche Bank Securities Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book managers; Bear Stearns & Co. Inc., as syndication agent; and J.P. Morgan Securities Inc., as documentation agent.



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